UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2015, the termination and liquidation of the Douglas Dynamics, LLC Long Term Incentive Plan (the “Plan”), which had been frozen as to new accruals since 2010, was approved in accordance with its terms.  As Douglas Dynamics, Inc. (the “Company”) had previously disclosed in its proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2015, one of the Company’s named executive officers, Keith Hagelin, had an account balance under the Plan.  Accordingly, Mr. Hagelin received a payment of approximately $252,074 in connection with the termination of the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2015

DOUGLAS DYNAMICS, INC.

By:	/s/Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer and Secretary